UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  06/22/2007

AMERICREDIT CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-10667

TX	752291093
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, TX 76102
(Address of principal executive offices, including zip code)

(817)302-7000
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 8.01.    Other Events

Item 8.01. OTHER MATTERS

On June 22, 2007, AmeriCredit Corp. issued a press release announcing that it has completed the private issuance of $200 million of Senior Notes due 2015 to certain qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

Item 9.01.    Financial Statements and Exhibits

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits

        The following exhibit is filed herewith:

Exhibit No.         Description of Exhibit

99.1        Press release dated June 22, 2007, entitled, "AmeriCredit Corp. Completes Issuance of $200 Million Senior Notes Due 2015"

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: June 22, 2007	By:	/s/ CHRIS A. CHOATE
CHRIS A. CHOATE
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press release dated June 22, 2007, entitled, "AmeriCredit Corp. Completes Issuance of $200 Million Senior Notes Due 2015"